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                                                                     Exhibit 1.1


                               800-JR CIGAR, INC.

                               3,000,000 Shares(1)

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                              ________ ___, 1997

WHEAT, FIRST SECURITIES, INC.
J.C. BRADFORD & CO.
As Representatives of the several Underwriters
c/o Wheat, First Securities, Inc.
Riverfront Plaza
901 East Byrd Street
Richmond, Virginia  23219

Ladies and Gentlemen:

      800-JR Cigar, Inc., a Delaware corporation (the "Company"), and the persons or trusts (the "Trusts") named in Schedule 1 hereto (individually, an "Existing Stockholder" and collectively, the "Existing Stockholders") hereby confirm their respective agreements with the several underwriters named in
Schedule 2 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

      1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 3,000,000 shares (the "Firm Securities") of the Company's Common Stock, par value $.01 per share ("Common Stock"). The Company also proposes to issue and sell to the several Underwriters not more than 450,000 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

----------
(1) Plus an option to purchase from 800-JR Cigars, Inc. up to 450,000 additional shares to cover over-allotments.
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      2. Representations and Warranties of the Company and the Existing
Stockholders. (i) The Company and the Existing Stockholders jointly and severally represent and warrant to, and agree with, each of the several Underwriters that:

      (a) A registration statement on Form S-1 (File No. 333-23401) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed and such registration statement has been delivered to you and each of the Underwriters. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

      (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;


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      (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

      (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

      and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

      (b) The Commission has not issued any order preventing or suspending use of the Registration Statement or any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it
(i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, which information consists only of the information identified in Section 12.

(c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with, and that is effective upon filing pursuant, to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for


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transmission of the applicable filing fee in connection with the filing of the
Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

      (d) J.R. Tobacco of America, Inc., a North Carolina corporation, Cigars by Santa Clara, N.A., Inc., a North Carolina corporation, J.N.R. Grocery Corp., a New York corporation, J.R. Tobacco NC, Inc., a North Carolina corporation, J&R Tobacco (New Jersey) Corp., a New Jersey corporation, J.R. Tobacco Company of Michigan, Inc., a Michigan corporation, J.R-46th Street, Inc., a New York corporation, J.R. Tobacco Outlet Inc., a New Jersey corporation, J.R. Statesville, Inc., a North Carolina corporation, and JR Cigar (DC), Inc., a District of Columbia corporation, which upon consummation of the transactions (the "Reorganization Transactions") described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) under the caption "Reorganization of the Company" will become the only subsidiaries of the Company (each a "Subsidiary" and collectively the "Subsidiaries"). At or prior to the Firm Closing Date (as hereinafter defined) the Reorganization Transactions will have occurred in the manner described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) under the caption "Reorganization of the Company" and (i) the Existing Stockholders and the Subsidiaries shall have entered into a tax agreement with the Company in a form reasonably acceptable to the Representatives (the "Tax Agreement"); (ii) the Existing Stockholders and the Company shall have entered into a contribution agreement (the "Contribution Agreement") pursuant to which the Existing Stockholders will contribute to the Company all of the outstanding capital stock of each of the Subsidiaries; (iii) the Subsidiaries shall have declared a dividend payable to the Existing Stockholders in the form of notes payable (the "Notes"); and (iv) the Company, the Subsidiaries and the Existing Stockholders shall have entered into all other agreements (the "Ancillary Agreements" and together with the Tax Agreement, the Contribution Agreement and the Notes, the "Reorganization Agreements"), if any, necessary to consummate the Reorganization Transactions.

      (e) The Company and each of the Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the consolidated financial position of the Company and the Subsidiaries.

      (f) The Company and each of the Subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

      (g) The issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary


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Prospectus, are, or upon consummation of the Reorganization Transactions, will be owned of record by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

      (h) Upon consummation of the Reorganization Transactions, the Company will have an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the shares of capital stock of the Company to be issued to the Existing Stockholders will have been duly and validly authorized and, after payment therefor in accordance with the terms of the Contribution Agreement, at the Firm Closing Date will be duly and validly issued, fully paid and nonassessable. The Firm Securities and the Option Securities will have been duly and validly authorized and at the Firm Closing Date or the related Option Closing Date (as hereinafter defined), as the case may be, after payment therefor in accordance herewith, will be duly and validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are or will be entitled as such to any preemptive or other rights to subscribe for or to purchase any of the Securities, and no holder of securities of the Company has or will have any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

      (i) The capital stock of the Company and the Securities to be sold by the Company conform to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

      (j) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

      (k) The combined financial statements and related notes and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the combined financial position of the Subsidiaries and the combined results of operations and changes in financial condition of the Subsidiaries as of the dates and for the periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected financial data set forth under the captions "Summary Combined Financial Data" and "Selected Combined Financial Data," respectively, in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.


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      (l) Each of (i) Ernst & Young LLP, who have certified certain combined financial statements of the Subsidiaries and delivered their report with respect to such audited combined financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder; and (ii) J.H. Cohn LLP, who have certified certain combined financial statements of the Subsidiaries and delivered their report with respect to such audited combined financial statements and schedules included in the Registration Statement and the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

      (m) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms; except (i) as enforceability hereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles and (ii) that enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

      (n) The execution and delivery of each of the Reorganization Agreements have been duly authorized by each Subsidiary or the Company party thereto and each of the Reorganization Agreements has been duly executed and delivered by each Subsidiary and/or the Company party thereto, and is the valid and binding agreement of each Subsidiary and/or the Company party thereto, enforceable against such Subsidiary and/or the Company in accordance with its terms; except (i) as enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles and (ii) that enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

      (o) No legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, to the knowledge of the Company and the Existing Stockholders, no such proceedings have been threatened or are contemplated against the Company or any of the Subsidiaries or with respect to any of their respective properties; and no contract or other document to which the Company or any Subsidiary is a party or to which the property of the Company or any of the Subsidiaries is subject is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required under the Act. Assuming due authorization, execution and delivery by each other party thereto, all such contracts to which the Company or a Subsidiary is a party constitute valid and binding agreements of the Company or such Subsidiary, as the case may be.


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      (p) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company or the Subsidiaries, as the case may be, with the other provisions of this Agreement or the Reorganization Agreements and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, guarantee, loan agreement, material lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties or assets are bound, or the charter documents or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of the Subsidiaries or any of their properties, other than as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (q) Other than pursuant to this Agreement, the Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

      (r) The Company has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

      (s) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and, except for the Reorganization Transactions, (i) the Company and the Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, not in the ordinary course of business; (ii) the Company and the Subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, order or decree; (iii) there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), shareholders' equity, management, business prospects, net worth, or results of operations of the Company and the Subsidiaries, taken as a whole; (iv) the Company and the Subsidiaries have not purchased any of their outstanding capital


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stock, nor declared, paid or otherwise made any dividend or distribution of any kind on their capital stock; and (v) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and the Subsidiaries; in the case of each of clauses (i) through (v) except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (t) The Company and each of the Subsidiaries have valid title in fee simple to all items of real property and valid title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, claims and other defects, except such as do not materially and adversely affect the value of such property as reflected by the financial statements included in the Prospectus and do not materially interfere with the use made or proposed to be made of such property by the Company or such Subsidiary, and any real property and buildings held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (u) No labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company or the Existing Stockholders, is threatened or imminent that could reasonably be expected to result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (v) The Company and each Subsidiary owns, possesses, has currently subsisting licenses to use or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information necessary to carry on its business as presently operated by it, and neither the Company nor any such Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (w) The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net

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worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (x) No Subsidiary of the Company is currently, or upon consummation of the Reorganization Transactions will be, prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (y) The Company and each of the Subsidiaries possess all certificates, consents, authorizations and permits ("Licenses") issued by the appropriate international, federal, state or foreign regulatory and self-regulatory authorities necessary to conduct their respective businesses, except for those of which the failure to obtain would not result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, and except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All Licenses are valid and in full force and effect and the Company and each of the Subsidiaries are in compliance with all laws, regulations, orders and decrees applicable to them, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and except for those, the absence of which, would not cause a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole. Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (z) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company to become an investment company subject to registration under such Act.

      (aa) Each of the Company, the Subsidiaries and the Existing Stockholders have filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and the Subsidiaries) and have paid all taxes as shown on said returns required to be paid and any other assessment, fine or penalty levied, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the

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Prospectus (or, if the Prospectus is not in existence, the most recent
Preliminary Prospectus). To the knowledge of the Company there is no tax deficiency that has been or might be asserted against the Company and that could have a material adverse effect on the business, properties, business prospects, condition, earnings or results of operations of the Companies or the Subsidiaries, taken as a whole, except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or reserved against in the combined financial statements of the Company. Effective as of the dates set forth opposite each Subsidiary on Schedule 3 hereto, each Subsidiary validly elected to be treated as an S Corporation (as defined in Section 1361 of the Internal Revenue Code of 1986, as amended (the "Code") and the corresponding provision of any prior version of the Code) for Federal and state income tax purposes and each Subsidiary has continued and will continue to so qualify as an S Corporation in each such jurisdiction since that date until the day preceding consummation of the Reorganization Transactions, at which time each Subsidiary will validly terminate its S Corporation status.

      (bb) Neither the Company nor any of the Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling, transportation, treatment or disposal of hazardous or toxic materials and the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any of the Subsidiaries has received any notices or claims that it is a responsible party or a potentially responsible party in connection with any claim or notice asserted pursuant to 42 U.S.C. Section 9601 et seq. or any state superfund law or any similar foreign law; and the disposal by the Company or any Subsidiary of any of the Company's and each Subsidiary's hazardous substances, hazardous materials and other waste products has been lawful in all material respects.

      (cc) Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty jointly and severally made by the Company and each of the Existing Stockholders to each Underwriter as to the matters covered thereby and shall be deemed incorporated herein in its entirety and shall be effective as if such representation and warranty were made herein; and any certificate signed by the Existing Stockholders and delivered to the Representatives or to counsel for the Underwriters shall also be deemed a representation and warranty jointly and severally made by the Company and each of the Existing Stockholders to each Underwriter as to the matters covered thereby and shall also be deemed incorporated herein in its entirety and shall be effective as if such representation and warranty were made herein.

      (dd) Except for the shares of capital stock of each of the Subsidiaries owned, or to be owned, by the Company, neither the Company nor any Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (ee) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (ff) No default by the Company or the Subsidiaries exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, material lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to the property, business or operations of the Company and the Subsidiaries, taken as a whole, except for any such default that would be cured upon application of the proceeds from the sale of the Securities in the manner described under the caption "Use of Proceeds" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (gg) All employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) established, maintained or contributed to by the Company comply in all material respects with the requirements of ERISA and no employee pension benefit plan (as defined in Section 3(2) of ERISA) has incurred or assumed an "accumulated funding deficiency" within the meaning of Section 302 of ERISA or has incurred or assumed any material liability (other than for the payment of premiums) to the Pension Benefit Guaranty Corporation, except where such non-compliance, deficiency or liability will not have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

      (hh) No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, Existing Stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Act or the Exchange Act, or by the rules and regulations under either of such Acts to be described in the Registration Statement and the Prospectus that is not so described.

      (ii) In addition to the foregoing, the Existing Stockholders severally and not jointly represent and warrant to, and agree with, each of the several Underwriters that:

            (a) The execution and delivery of this Agreement has been duly authorized by each of the Trusts and this Agreement has been duly executed and delivered by each of the Existing Stockholders, and is the valid, binding agreement of each of the Existing Stockholders, enforceable against such Existing Stockholder in accordance with its terms; except (i) as enforceability hereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles and (ii) that enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

            (b) Each Existing Stockholder has full legal right, and each Trust has the power and authority, to enter into this Agreement and each Reorganization Agreement to which such Existing Stockholder is a party. The execution, delivery and performance by each Existing Stockholder of this Agreement and of each Reorganization Agreement to which such Existing Stockholder is a party, and the consummation by each Existing Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach of any of the terms or provisions, or constitute a default or cause an acceleration of any obligation under any material license, indenture, lease, mortgage, deed of trust, bank loan, credit agreement, or other material agreement or instrument to which such Existing Stockholder is a party or by which such Existing Stockholder is bound, or to which any of the property or assets of such Existing Stockholder is subject, or any order of any court or governmental agency or authority entered into in any proceeding to which such Existing Stockholder was or is a party or by which such Existing Stockholder is bound, or violate or conflict with any applicable foreign, federal, state or local law, rule, administrative regulation or ordinance or administrative or court decree applicable to such Existing Stockholder or such Existing Stockholder's property.

            (c) Other than as permitted by the Act, no Existing Stockholder has distributed, nor will any Existing Stockholder distribute, any prospectus or other offering material in connection with the offering and sale of the Securities.

            (d) None of the Existing Stockholders nor any trustee or beneficiary of the Existing Stockholders is affiliated as a director, officer, partner, stockholder, or otherwise with any securities broker or dealer which is a member of the NASD or any other organization that owns or controls any member of the NASD.

            (e) No statement, representation, warranty or covenant made by the Existing Stockholders in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

            (f) Other than pursuant to this Agreement, no Existing Stockholder has, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

      3. Purchase, Sale and Delivery of the Securities.

      (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $________ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 2 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives may request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by certified or official bank check in immediately available funds or, at the option of the Representatives by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 at 9:30 A.M., New York time, on __________, 1997, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or such other location designated by the Underwriters to the Company at least 24 hours prior to the Firm Closing Date.

      (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3, plus if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend", an amount equal to the dividends payable on such Option Securities. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within 30 days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm

Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

      (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the wired funds are not returned by the Company to the Underwriters within one business day of their receipt by the Company, the Company agrees to pay to the Underwriters in respect of each day the wired funds are not returned by it, in same-day funds, interest on the amount of such wired funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

      (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

      4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

      5. Covenants of the Company and the Existing Stockholders. The Company covenants and agrees with each of the Underwriters as to the matters set forth in subparagraphs (a) through (n) below and each of the Existing Stockholders covenants and agrees with each of the Underwriters as to the matters set forth in subparagraph (o) below:

      (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) except as required by law, will not file with the Commission the prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will furnish the Representatives with copies of such documents and provide evidence satisfactory to the Representatives of each such filing or effectiveness.

      (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any stop order or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such order or stop order is issued, to obtain the withdrawal thereof as promptly as possible.

      (c) The Company will cooperate with you and counsel for the Underwriters and take such actions as you may reasonably request in connection with the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

      (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

      (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the initial public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 PM, New York City time, on the business day following the date of determination of the initial public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date. The Company will provide or cause to be provided to each of the Representatives, and to each Underwriter that so requests in writing, a copy of each report on Form SR filed by the Company as required by Rule 463 under the Act.

      (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a combined earnings statement of the Company and the Subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder, covering a period of at least 12 months beginning after the effective date of the Registration Statement.

      (g) The Company will apply the net proceeds from the sale of the Securities substantially as set forth under "Use of Proceeds" in the Prospectus.

      (h) The Company will not, directly or indirectly, without the prior written consent of the Representatives, on behalf of the Underwriters, offer, sell, offer to sell, pledge or contract to sell or grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase, sell or dispose) of any shares of Common Stock or of any equity securities of the Company substantially similar thereto or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement and except for issuances by the Company of employee stock options or warrants which are exerciseable after the 180th day after the date hereof.

      (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

      (j) The Company has obtained or will obtain the agreements described in
Section 7(f) hereof prior to the Firm Closing Date.

      (k) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

      (l) If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act, each by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

      (m) The Company will cause the Securities to be duly included for quotation on the Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will ensure that the Securities remain included for quotation on the Nasdaq National Market or listed on any national securities exchange for a reasonable period of time following the Firm Closing Date.

      (n) The Company will take no action to prevent consummation of the Reorganization Transactions.

      (o) The Existing Stockholders will not, directly or indirectly, without the prior written consent of Wheat, First Securities, Inc., on behalf of the Underwriters, offer, sell, offer to sell, pledge, contract to sell or grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge or grant of any option to purchase, sell or dispose) of any shares of Common Stock or of any equity securities of the Company substantially similar thereto or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement (other than transfers among the Existing Stockholders or by natural persons who are Existing Stockholders to their children or to trusts to be established for the benefit of their children).

      6. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the preparation, printing or other production and filing of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the mailing and delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company in connection with the registration of the Securities under the Act, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto (not to exceed $7,500 in the aggregate),
(vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any quotation of the Securities on the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). The Underwriters shall pay their own expenses, including the fees and disbursements of Underwriter's counsel (but excluding those fees and disbursements covered by clause (v) in the previous sentence); however, if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including all counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

      7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made in writing pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

      (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be threatened or contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

      (b) The Representatives shall have received opinions, dated the Firm Closing Date, of Morgan, Lewis & Bockius LLP ("Morgan Lewis"), counsel for the Company and the Existing Stockholders, to the effect of paragraphs (i) through
(xii) and (xiv) through (xvi), below, and Reid & Priest LLP, special intellectual property counsel for the Company, to the effect of paragraph (xiii) below:

            (i) the Company and each of the Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where, to the knowledge of such counsel, the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and the Subsidiaries;

            (ii) the Company and each of the Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

            (iii) the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, upon consummation of the Reorganization Transactions on the terms and in the manner contemplated by the Reorganization Agreements will be owned of record by the Company free and clear of any perfected security interests or, to the knowledge of such counsel, any other security interests, liens, encumbrances, or claims;

            (iv) upon consummation of the Reorganization Transactions, the Company will have an authorized, issued and outstanding capitalization as set forth in the Prospectus; upon consummation of the Reorganization Transactions on the terms and in the manner contemplated by the Reorganization Agreements, all of the issued shares of capital stock of the Company will have been duly authorized and validly issued and fully paid and nonassessable and will conform to the description of capital stock in the Prospectus, and will not have been issued in violation of or subject to any statutory preemptive rights or, to the knowledge of such counsel, other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description of the Firm Securities contained in the Prospectus as amended or supplemented as of the Firm Closing Date; the Securities have been duly included for trading on the Nasdaq National Market; no holders of outstanding shares of capital stock of the Company are entitled as such to any statutory preemptive or, to the knowledge of such counsel, other rights to subscribe for any of the Securities; and, to the knowledge of such counsel, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement which rights have not been waived; and the form of certificates evidencing the Securities complies as to form with the requirements of the Delaware General Corporation Law, the charter and by laws of the Company and the Nasdaq.

            (v) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the headings "Risk Factors--Extensive and Increasing Regulation of Tobacco Products," "Risk Factors--Tobacco Industry Litigation," "Business--Government Regulation; Tobacco Industry Litigation" and "Business--Legal Proceedings" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

            (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as enforceability hereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in an action at law or in equity) and (ii) that enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

            (vii) the execution and delivery of each of the Reorganization Agreements have been duly authorized by the Trusts and the Subsidiaries or the Company (as the case may be) and each of the Reorganization Agreements has been duly executed and delivered by each Existing Stockholder, the Subsidiaries and/or the Company party thereto, and each is the valid and binding agreement of each Existing Stockholder, the Subsidiaries or the Company, as the case may be, enforceable against such Existing Stockholder, the Subsidiaries or the Company, party thereto, in accordance with its terms; except (i) as enforceability hereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in an action at law or in equity) and (ii) that enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

            (viii) (A) to the knowledge of such counsel, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) to the knowledge of such counsel, no contract or other document or federal statute or regulation is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

            (ix) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement or the Reorganization Agreements to which it is a party, and the consummation of the other transactions contemplated hereby or thereby do not, to the knowledge of such counsel (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc., or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any of the agreements listed on Schedule 4 attached hereto (the "Material Agreements"), or the charter documents or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or the Subsidiaries or any of their properties;

            (x) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and

      424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto [or any Rule 462(b) Registration Statement] has been issued, and to the knowledge of such counsel, no proceedings for that purpose have been instituted or threatened or contemplated by the Commission;

            (xi) the Registration Statement originally filed with respect to the Securities and each amendment thereto, [any Rule 462(b) Registration Statement] and the Prospectus and any amendments and supplements thereto made by the Company (in each case, other than the financial statements, schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion), as of their respective dates, comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder; provided, however, that in passing upon such compliance as to form, such counsel may assume that the statements made therein are complete and correct;

            [(xii) if the Company elects to rely on Rule 434, the Prospectus is not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule
      430A);]

            (xiii) the Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries;

            (xiv) to the knowledge of such counsel, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries;

            (xv) the Company is not and after giving effect to the offering and sale of Securities, will not be an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

            (xvi) each Existing Stockholder has full legal right, and each Trust has the power and authority, to enter into this Agreement and each Reorganization Agreement to which it is a party. This Agreement and each Reorganization Agreement has been duly executed and delivered by or on behalf of each Existing Stockholder party thereto. The execution, delivery and performance by each of the Existing Stockholders of this Agreement and each Reorganization Agreement to which it is a party, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under any Material Agreement, or any order of any court or governmental agency or authority known to such counsel and entered into in any proceeding to which an Existing Stockholder was or is a party or by which an Existing Stockholder is bound, or violate or conflict with any applicable foreign, federal, state or local law, rule administrative regulation or ordinance or administrative or court decree known to such counsel and applicable to an Existing Stockholder or an Existing Stockholder's property;

      In rendering any such opinion, each such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Existing Stockholders and public officials.

      Morgan Lewis shall also state that, in the course of its review and discussion of the contents of the Registration Statement and the Prospectus with certain directors, officers and employees of the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, nothing has come to such counsel's attention which would lead such counsel to believe that the Registration Statement, as of its effective date and as of the Firm Closing Date, and any amendment thereto made by the Company prior to such Firm Closing Date, as of the date thereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any amendment thereto made by the Company prior to such Firm Closing Date, as of the date thereof, and as of the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that in each case, such counsel shall not be required to make any statement with respect to the financial statements or other financial or statistical data.

      References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

      (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Stroock & Stroock & Lavan LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

      (d) The Representatives shall have received from Ernst & Young LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect of subparagraphs (i) through (v) below, and the Representatives shall have received from J.H. Cohn LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect of subparagraphs (i), (ii) and (iv), below:

            (i) they are independent accountants with respect to the Company and its combined subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

            (ii) in their opinion, the audited combined financial statements and schedules, if any, examined by them and included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

            (iii) at a specific date not more than five business days prior to the date of such letter, there were not any changes in the capital stock or long-term debt of the Company and its combined subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its combined subsidiaries, in each case compared with amounts shown on the December 31, 1996 combined balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 1997 to such specified date there were not any decreases, as compared with the comparable period of the preceding year in sales, net income, income before income taxes or total or per share amounts of net income of the Subsidiaries, except in all instances for changes, decreases or increases set forth in such letter;

            (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its combined Subsidiaries and are included in the Registration Statement and the Prospectus under the captions "Summary Combined Financial Information" and "Selected Combined Financial Data", and have compared such amounts, percentages and financial information with such records of the combined Subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

            (v) on the basis of a reading of the unaudited pro forma combined condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this subparagraph (v), inquiries of certain officials of the Company and its combined subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma combined condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma combined condensed financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

            In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

            References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

            In two separate letters, which letters may be based upon representations of each Subsidiary, in form and substance satisfactory to the Representatives, dated the Firm Closing Date, each of J.H. Cohn LLP and Ernst & Young LLP shall also state that each Subsidiary has been an S corporation under Subchapter S of the Code since the respective date set forth opposite its name on Schedule 3 until the day preceding the consummation of the Reorganization Transactions, at which time each Subsidiary validly shall have terminated its S Corporation status.

      (e) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

            (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Company has performed all covenants and agreements contained in this Agreement and satisfied all conditions contained in this Agreement on its part to be performed or satisfied hereunder at or prior to the Firm Closing

      Date; and no condition precedent to the Reorganization Transactions has not been waived or satisfied other than the sale of the Securities under this Agreement;

            (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the knowledge of the Company, have been threatened or have been contemplated by the Commission; and

      subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development in the outstanding capital stock or long-term debt of the Company or any of the Subsidiaries or involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, shareholders' equity or results of operations of the Company and any of the Subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

      (f) The Representatives shall have received a certificate, dated the Firm Closing Date, of the Existing Stockholders to the effect that the representations and warranties of the Existing Stockholders in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Existing Stockholders have performed all covenants and agreements contained in this Agreement and satisfied all conditions contained in this Agreement on their part to be performed or satisfied hereunder at or prior to the Firm Closing Date; and no condition precedent to the Reorganization Transactions has not been waived or satisfied other than the sale of the Securities under this Agreement.

      (g) The Representatives shall have received a certificate, dated the Firm Closing Date, of each of the Existing Stockholders to the effect that such Existing Stockholder does not have the right, and that to its knowledge no such person has the right, contractual or otherwise, to request that the Company register pursuant to the Act shares of capital stock of the Company held by such Existing Stockholder or by any such person, upon the issuance and sale of the Securities to the Underwriters hereunder, except to the extent that (A) such shares are included in the Registration Statement, (B) such rights were waived or not exercised or (C) such person was excluded from including any such shares in the Registration Statement;

      (h) The Representatives shall have received from each Existing Stockholder, each person who is a director or officer of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, pledge, contract to sell or grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, or grant of any option to purchase, sell or dispose) of any shares of Common Stock or of equity securities of the Company substantially similar thereto or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement (other than transfers among the Existing Stockholders or by natural persons who are Existing Stockholders to their children or to trusts to be established for the benefit of their children).

      (i) The Reorganization Transactions shall have been consummated.

      (j) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

      (k) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

      All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company or the Existing Stockholders shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

      The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

      8. Indemnification and Contribution.

      (a) The Company and the Existing Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

            (i) any untrue statement or alleged untrue statement made by the Company or the Existing Stockholders in Section 2 of this Agreement,

            (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto,

            (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or

            (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and the Existing Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any such audio or visual materials in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that (ii) the Company and the Existing Stockholders will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with
      Section 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. Neither the Company nor the Existing Stockholders will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

      (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each Existing Stockholder against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or Existing Stockholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or any audio or visual materials, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any audio or visual materials or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein: and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or Existing Stockholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

      (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnified party from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party and/or that representation of such indemnified party may be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, except that if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

      (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and Existing Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law or if the indemnified party failed to give notice required under subsection (c) above, not only such relative benefits but also the relative fault of the Company and Existing Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Existing Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as, (i) with respect to the Company, the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters and (ii) with respect to the Existing Stockholders, the aggregate principal amount of the Notes received by the Existing Stockholders to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Existing Stockholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Existing Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph
(d), no Underwriter
shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each Existing Stockholder and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

      (e) The liability of the Existing Stockholders under this Section 8 shall be limited to the total principal amount of the Notes received by the Existing Stockholders. Furthermore, no Existing Stockholder shall be required to provide indemnification hereunder unless the Underwriters or controlling person seeking indemnification shall have first made a demand for payment on the Company with respect to any such loss, claim, liability or expense, and the Company shall have failed to make such requested payment within 90 days after receipt of such demand.

      9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion, exercised in consultation with Stroock & Stroock & Lavan LLP, may thereby be made necessary. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

      10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Existing Stockholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation (or any statement as to the results thereof) made by or on behalf of the Company, any of its officers or directors, the Existing Stockholders, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

      11. Termination.

      (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

            (i) the Company or any of the Subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

            (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange or for such market system;

            (iii) a banking moratorium shall have been declared by New York or United States authorities; or

            (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

      (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

      12. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

      13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Wheat, First Securities, Inc., Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219,
Attention: Corporate Finance Department (telecopier number (804) 782-3440); and if sent to the Company or any Existing Stockholder, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company or any Existing Stockholder at 301 Route 10 East, Whippany, New Jersey 07981; provided, however, that any notice to any Underwriter pursuant to Section 8 hereof shall be delivered or sent by reliable courier, first-class mail, telex or facsimile transmission to such Underwriter at its address set forth in the Underwriter's Questionnaire, which address will be supplied to the Company or the Existing Stockholders by you on request. Any such statements, requests, notices or agreement shall take effect upon receipt thereof.

      14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Existing Stockholders, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Existing Stockholders contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, the Existing Stockholders and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the

Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor or assignee because of such purchase.

      15. Time of the Essence. Time shall be of the essence in this Agreement.

      16. Business Day. As used herein, the term "business day" shall mean any day when the Commission's Office in Washington, D.C. is open for business.

      17. Captions. The captions in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

      18. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

      19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters. It is understood that your acceptance of this Agreement on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which will be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                              Very truly yours,

                                              800-JR CIGAR, INC.


                                              By:
                                                 ------------------------------
                                                        [Title]

                                              LEWIS I. ROTHMAN


                                              ---------------------------------

                                              LAVONDA M. ROTHMAN


                                              ---------------------------------

                                              TRUST F/B/O SHANE ROTHMAN


                                              ---------------------------------
                                              Lewis I. Rothman, Trustee


                                              ---------------------------------
                                              LaVonda M. Rothman, Trustee


                                              ---------------------------------
                                              Samuel Bornstein, Special Trustee

                                              TRUST F/B/O MARNI ROTHMAN


                                              ---------------------------------
                                              Lewis I. Rothman, Trustee


                                              ---------------------------------
                                              LaVonda M. Rothman, Trustee


                                              ---------------------------------
                                              Samuel Bornstein, Special Trustee

                                              TRUST F/B/O SAMANTHA ROTHMAN


                                              ---------------------------------
                                              Lewis I. Rothman, Trustee


                                              ---------------------------------
                                              LaVonda M. Rothman, Trustee


                                              ---------------------------------
                                              Samuel Bornstein, Special Trustee

                                              TRUST F/B/O LUKE ROTHMAN


                                              ---------------------------------
                                              Lewis I. Rothman, Trustee


                                              ---------------------------------
                                              LaVonda M. Rothman, Trustee


                                              ---------------------------------
                                              Samuel Bornstein, Special Trustee

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

WHEAT, FIRST SECURITIES, INC.

By: WHEAT, FIRST SECURITIES, INC.
J.C. BRADFORD & CO.


By:
   ----------------------------

For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                              EXISTING STOCKHOLDERS

Lewis I. Rothman

LaVonda M. Rothman

Trust f/b/o Shane Rothman
   (LaVonda and Lewis Rothman,
   Trustees and Samuel Bornstein,
   Special Trustee)

Trust f/b/o Marni Rothman
   (LaVonda and Lewis Rothman,
   Trustees and Samuel Bornstein,
   Special Trustee)

Trust f/b/o Samantha Rothman
   (LaVonda and Lewis Rothman,
   Trustees and Samuel Bornstein,
   Special Trustee)

Trust f/b/o Luke Rothman
   (LaVonda and Lewis Rothman,
   Trustees and Samuel Bornstein,
   Special Trustee)

                                   SCHEDULE 2

                                  UNDERWRITERS

                                                                 Number of Firm
                                                                  Securities to
Underwriter                                                       be Purchased
-----------                                                      ---------------

Wheat, First Securities, Inc. ...
J.C. Bradford & Co. ...

                                                                 _______________
                               Total ..............

                                   SCHEDULE 3

                                  SUBSIDIARIES

                                           Jurisdiction of                  Date of
Name                                       Incorporation             S Corporation Election
----                                       ---------------           ----------------------

J.R. Tobacco of America, Inc.              North Carolina
Cigars of Santa Clara, N.A., Inc.          North Carolina
J.N.R. Grocery Corp.                       New York
J.R. Tobacco NC, Inc.                      North Carolina
J&R Tobacco (New Jersey) Corp.             New Jersey
J.R. Tobacco Company of Michigan, Inc.     Michigan
J.R-46th Street, Inc.                      New York
J.R. Tobacco Outlet Inc.                   New Jersey
J.R. Statesville, Inc.                     North Carolina
JR Cigar (DC), Inc.                        District of Columbia

                                   SCHEDULE 4

                               MATERIAL AGREEMENTS

The Company's 1997 Long-Term Incentive Plan
The Company's 1997 Non-Employee Directors' Stock Plan
The Company's Employee Stock Purchase Plan
1997 Employee Bonus Pool Plan
Employment Agreement, dated March 13, 1997 between the Company and Lewis I. Rothman
Employment Agreement, dated March 13, 1997 between the Company and
LaVonda M. Rothman
Employment Agreement, dated March 13, 1997 between the Company and Jane Vargas
Management Agreement dated                , 1997 by and between MC Management
and the Company
Indemnification Agreements
Contribution Agreement dated        , 1997 by and among Lewis I. Rothman,
LaVonda M. Rothman, the Shane Rothman Trust, the Luke Rothman Trust, the
Marni Rothman Trust, the Samantha Rothman Trust and the Company
Tax Agreement dated        , 1997 by and among Lewis I. Rothman, LaVonda M.
Rothman, the Shane Rothman Trust, the Luke Rothman Trust, the Marni Rothman Trust, the Samantha Rothman Trust and the Company
Agreement dated March 13, 1997 by and between Cigars by Santa Clara,
N.A., Inc. and Nicaraguan-American Tobacco Company, Inc. ("Natco")
Agreement dated March 13, 1997 by and between Natco and Nicaraguan-American Tobacco Sociedad Anonima, S.A.
Agreement dated March 13, 1997 by and between Cigars by Santa Clara, N.A., Inc. and Tabacalera Nacional Dominicana, S.A.
Lease Agreement, dated July 19, 1993 by and between J.R. Tobacco of America, Inc. and Interstate Development Company, as amended by First Amendment to Lease, dated November 2, 1993, by and between J.R. Tobacco of America, Inc. and Interstate Development Company
Lease Agreement, dated       , 1996 by and between J.R. Outlet, Inc. and Casa
Blanca, Inc.
Note
Additional Note